UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2023
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ROCKY BRANDS, INC.
(Exact name of registrant as specified in its charter)

Ohio	001-34382	31-1364046
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

39 East Canal Street, Nelsonville, Ohio 45764
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (740) 753-1951

Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of class	Trading symbol	Name of exchange on which registered
Common Stock – No Par Value	RCKY	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 12, 2023, Rocky Brands, Inc. (the “Company”) announced that Sarah O’Connor resigned from her position as Senior Vice President, Chief Financial Officer and Treasurer, effective September 12, 2023. Subject to the execution of a release of claims against the Company, the Company has agreed to treat the resignation as a termination without cause under Ms. O’Connor’s employment agreement.

The Company’s Chief Operating Officer, Thomas Robertson, 39, has been reappointed to the offices of Chief Financial Officer and Treasurer and shall serve as the Company’s principal financial officer and principal accounting officer. Mr. Robertson will continue to serve in his current role as Chief Operating Officer.  Prior to his appointment as Chief Operating Officer in October 2022, he also served as Executive Vice President, Chief Financial Officer and Treasurer since May 2018 and as Vice President, Chief Financial Officer and Treasurer from March 2017 to May 2018. Before that, he served as Senior Financial Analyst since joining the Company in October 2016.

There are no other arrangements or understandings between Mr. Robertson and any other person pursuant to which Mr. Robertson was appointed as Chief Financial Officer of the Company. There are also no family relationships between Mr. Robertson and any director or executive officer of the Company, and Mr. Robertson has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure

On September 12, 2023, the Company issued a press release entitled “Rocky Brands, Inc. Announces Departure of Chief Financial Officer.” The full text of the press release is attached as Exhibit 99 to this Current Report on Form 8-K and is incorporated by reference herein. The information in this Item 7.01 and in Exhibit 99 to this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99	Press Release, dated September 12, 2023, entitled “Rocky Brands, Inc. Announces Departure of Chief Financial Officer”
Exhibit 104	Cover Page Interactive Data File (imbedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 12, 2023

Rocky Brands, Inc.

/s/ Thomas Robertson
Thomas Robertson
Chief Operating Officer, Chief Financial Officer and Treasurer